UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2022 (April 30, 2022)

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. IV

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40562	86-2435859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAF	The Nasdaq Stock Market LLC
Rights	MCAFR	The Nasdaq Stock Market LLC
Units	MCAFU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

The Merger Agreement

On April 30, 2022, Mountain Crest Acquisition Corp. IV, a Delaware corporation (“MCAF”), entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MCAF, CH AUTO, Inc., a Cayman Islands exempted company (Pubco”), CH-AUTO Company Merger Sub Corp., a Delware corporation and wholly owned subsidiary of Pubco (“Company Merger Sub”) and CH-AUTO TECHNOLOGY CORPORATION LTD., a company orgianized under the law of the People’s Republic of China (the “Company”), pursuant to which, among other things, MCAF, Pubco, Company Merger Sub and the Company intend to effect a merger of Company Merger Sub with and into MCAF whereby MCAF will be the surviving corporation (the “Sutviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on The Nasdaq Stock Market. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

Based upon the execution of the Merger Agreement, the period of time for MCAF to complete a business combination under its certificate of incorporation is extended for a period of 6 months from July 2, 2022 to January 2, 2023.

Consideration

At the Effective Time, by virtue of the Merger and conditioned on the consummation of the Merger, each share of MCAF Common Stock that is issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Pubco Class A Ordinary Share without interest. As of the Effective Time, each MCAF Stockholder shall cease to have any other rights in and to MCAF.

Immediately after the Registration Statement on Form F-4 Effective Date (as defined in Merger Agreement) but no later than five (5) Business Days prior to the Closing, the Company shall deliver to Pubco and MCAF a schedule setting forth the names of each stockholder and such stockholder’s respective percentage of the Company Merger Consideration (the “Equityholder Allocation Schedule”). Immediately after the delivery of the Equityholder Allocation Schedule, Pubco shall conduct a reverse stock split (the “Pubco Reverse Stock Split”) of its then issued and outstanding Pubco Class A Ordinary Shares. At the effective time of the Pubco Reverse Stock Split, each Pubco Shareholder who holds Pubco Ordinary Shares immediately before the Pubco Reverse Stock Split (the “Pubco Reorganization Shareholder”) shall automatically receive the corresponding Company Merger Consideration as set forth in the Equityholder Allocation Schedule, without any change in the par value of $0.00001 per share, in exchange for all the Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the Pubco Reverse Stock Split. The corresponding Company Merger Consideration issued to each Pubco Reorganization Shareholder shall be equal to the product of (i) the number of Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (ii) the Conversion Ratio.

Concurrently with the Pubco Reverse Stock Split, by virtue of the Reorganization and without any action on the part of MCAF, Company Merger Sub, the Company, or their respective stockholders, Pubco shall issue to each Company stockholder that participates in the Reorganization or each’s designee(s) (the “Company Reorganization Stockholders”) the corresponding Company Merger Consideration as set forth in the Equityholder Allocation Schedule at par value per share or other value as determined as part of the Reorganization by the board of directors of Pubco. The corresponding Company Merger Consideration issued to each Company Reorganization Stockholder shall be equal to the product of (i) the number of shares of Company Common Stock held by such Company Reorganization Stockholder on an as-converted and fully-diluted basis immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (ii) the Conversion Ratio. The Company Reorganization Stockholders, other than the founders of the Company who shall receive Pubco Class B Ordinary Shares, shall receive Pubco Class A Ordinary Shares.

Immediately after the issuance of the Company Merger Consideration but before the Closing, Pubco’s subisidary, CH-Auto (Hong Kong) Limited (“Ch-Auto HK”), shall acquire all the shares of Company Common Stock held by each Company Reorganization Stockholder at par value or other value as agreed between Ch-Auto HK and the Company Reorganization Stockholders. Upon the completion of the acquisition in the preceding sentence, Ch-Auto HK shall directly own no less than ninety percent (90%) of the then-issued and outstanding equity interests in the Company representing no less than ninety percent (90%) of the voting rights of all the outstanding shares of Company Common Stock entitled to vote in the Company.

The Closing

MCAF and the Company have agreed that the closing of the Merger (the “Closing”) shall occur no later than November 15, 2022 (the “Outside Date”), provided that the Outside Date shall be extended to May 15, 2023, subject to approval of an amendment to the Organizational Documents of MCAF to extend the date by which the MCAF may complete a business combination, (x) if on five (5) Business Days prior to January 2, 2023, the Merger is not reasonably expected to be consummated on January 2, 2023, the Company shall deposit to a bank account designated by MCAF by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account, and (y) if on five (5) Business Days prior to April 2, 2023, the Merger is not reasonably expected to be consummated on April 2, 2023, the Company shall deposit to a bank account designated by MCAF by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate existence and power of the Company and its subsidiaries (together, the “Company Parties”) and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other Transaction Documents; (c) consents and required approvals, (d) non-contravention, (e) capitalization; (f) financial statements, (g) liabilities, (h) internal accounting controls, (i) absence of certain developments, (j) accounts receivable, (k) compliance with law, (l) title to properties, (m) international trade matters and anti-briberty compliance, (n) tax matters, (o) intellectual property, (p) insurance, (q) litigation, (r) bank accounts and powers of attorney, (s) material partners, (t) labor matters, (u) employee benefits, (v) environmental and safety, (w) related party transactions, (x) material contracts, (y) SEC Matters, (z) brokers and other advisors, (aa) foreight private issuer, and (bb) disclaimer of other representations and warranties.

MCAF also makes certain representations and warranties relating to, among other things: (a) organization, qualification and standing; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other Transaction Documents; (c) non-contravention, (d) brokers and other advisors, (e) capitalization, (f) consents and required approvals, (g) trust account, (h) employees, (i) tax matters, (j) exchange listing, (k) reporting company, (l) undisclosed liabilies, (m) MCAF SEC documents and MCAF financial statements (n) business activities, (o) MCAF contracts, (p) litigation, (q) information supplied, (r) investment company, (s) lockup, (t) insider letter agreement, (u) board approval, (v) vote required, and (w) disclaimer of other representations and warranties.

Conduct Prior to Closing; Covenants Pending Closing

The Company and MCAF have agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

Pubco, with the assistance of MCAF, shall use commercially reasonable best efforts to complete a private placement of Pubco Class A Ordinary Shares in the aggregate amount of no less than $100,000,000 at a price of $10 per share or more by November 15, 2022 (the “PIPE Financing”).

The Merger Agreement also contains customary closing covenants.

Conditions to Closing

General Conditions to Closing.

The respective obligations of each Party to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●	There shall not be any Proceeding pending by or before any Governmental Authority in which a Governmental Authority is a party, nor shall there be any Order or Law in effect that restrains, enjoins, prevents, prohibits or make illegal the consummation of the Merger;

●	The Merger shall have been approved by the applicable SPAC Required Vote in accordance with the provisions of MCAF’s Organizational Documents and the DGCL;

●	The Requisite Stockholder Approval shall have been obtained;

●	The Form F-4 and the Form 8-A shall have been declared effective by the SEC under the Securities Act and the Exchange Act, as applicable, and no stop order suspending the effectiveness of the Proxy/Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn;

●	All required filings under the HSR Act shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the transactions under the HSR Act shall have expired or been terminated;

●	The Pubco Ordinary Shares (including the Pubco Class A Ordinary Shares to be issued in connection with the Merger) shall have been approved for listing on the Nasdaq Stock Market following Closing, subject to any requirement to have a sufficient number of round lot holders of the Pubco Ordinary Shares, and the outstanding Pubco Ordinary Shares held by Pubco Shareholders shall be listed on such exchange on the Closing Date;

●	All consents, approvals and actions of, filings with and notices to any Governmental Authority required to consummate the Transactions shall have been made or obtained; and

●	The Redemption Offer shall have been completed in accordance with the Merger Agreement and the Proxy Statement.

Conditions to Obligations of MCAF.

The obligations of MCAF to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●

The Fundamental Representations (other than Section 3.5(a)) set forth in the Merger Agreement shall be true and correct in all material respects as of the signing date and as of the Closing Date, except the Fundamental Representations (other than Section 3.5(a)) made as of an earlier date or time, which need be true and correct only as of such earlier date or time. Section 3.5(a) shall be true and correct in all respects as of the signing date and as of the Closing Date, except (i) for the portions of Section 3.5(a) made as of an earlier date or time, which need be true and correct only as of such earlier date or time and (ii) for breaches of Section 3.5(a) that, in the aggregate, would not result in a misrepresentation as to securities of the Company valued at less than $100,000. The representations of the Company set forth in the Merger Agreement other than the Fundamental Representations shall be true and correct as of the signing date and as the Closing Date except (i) for representations and warranties that speak as of a specific date or time, which need be true and correct only as of such date or time and (ii) for breaches of the representations and warranties of the Company set forth in Article III of the Merger Agreement (other than the Fundamental Representations) that, in the aggregate, would not have a Material Adverse Effect;

●	The Company shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement on or prior to the Closing Date;

●	There shall not be any event that is continuing that would individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect;

●	MCAF shall have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Sections 8.2(a)-(c) of the Merger Agreement;

●	The Reorganization shall have been consummated;

●	PIPE Financing shall have been consummated;

●	The Company shall have executed and delivered to MCAF a copy of each Transaction Document to which it is a party;

●	Each Company Lock-Up Shareholder shall have executed and delivered to MCAF the Company Lock-up Agreement in accordance with Section 5.5 of the Merger Agreement;

●	MCAF shall have received a certificate, signed by an officer of Pubco, certifying that true, complete and correct copies of the Organizational Documents of Pubco, the Company and Company Merger Sub, as in effect on the Closing Date, are attached to such certificate;

●	MCAF shall have received a certificate, signed by an officer of Pubco, certifying that true, complete and correct copies of the resolutions of the directors of Pubco, the Company and Company Merger Sub authorizing the execution and delivery of the Merger Agreement and the other Transaction Documents to which such entity is a party and performance by each of Pubco, Company and Company Merger Sub, as applicable, of the Transactions, including the Merger, having been duly and validly adopted and being in full force and effect as of the Closing Date, are attached to such certificate; and

●	Each of Pubco and Company Merger Sub shall have delivered to MCAF a certificate of good standing from their respective applicable jurisdictions of incorporation.

●	If the Closing occurs, all Closing conditions set forth in Section 8.1 and Section 8.2 of the Merger Agreement that have not been fully satisfied as of the Closing will be deemed to have been waived by MCAF.

Conditions to Obligation of the Company, Pubco and Company Merger Sub.

The obligation of the Company, Pubco and Company Merger Sub and their respective stockholders to effect the Merger is further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

●	The representations and warranties of MCAF (other than Section 4.5(a)) set forth in the Merger Agreement shall be true and correct as of the date hereof and as of the Closing Date, except for (i) representations and warranties (other than Section 4.5(a)) made as of an earlier date or time, which need be true and correct only as of such earlier date or time and (ii) for breaches of the representations and warranties of MCAF set forth in Article IV of the Merger Agreement, that, in the aggregate, would not have a Material Adverse Effect. Section 4.5(a)shall be true and correct in all respects as of the date hereof and as of the Closing Date, except (i) for the portions of Section 4.5(a) made as of an earlier date or time, which need be true and correct only as of such earlier date or time and (ii) for breaches of Section 4.5(a)that, in the aggregate, would not result in a misrepresentation as to securities of MCAF valued at less than $100,000.

●	MCAF shall have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Closing Date;

●	There shall not be any event that is continuing that would individually, or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect;

●	The Company and Pubco shall have received a certificate, signed by the chief executive officer or chief financial officer of MCAF, certifying as to the matters set forth in Section A.3(a)-(c) of the Merger Agreement;

●	MCAF shall have executed and delivered to the Company and Pubco a copy of each Transaction Documents to which it is a party;

●

MCAF shall have delivered to the Company a certificate, signed by an officer of the Company, certifying true, complete and correct copies of (i) the resolutions duly adopted by the applicable SPAC Required Vote at the SPAC Stockholder Meeting approving the Merger and the consummation of the Transactions contemplated by the Merger Agreement and the other Transaction Documents; (ii) certified copies of the resolutions duly adopted by MCAF’s board of directors authorizing the execution, delivery and performance of the Merger Agreement and the other Transaction Documents to which each is a party and performance by MCAF of the Transactions, including the Merger, each having been duly and validly adopted and being in full force and effect as of the Closing Date; and (iii) written resignations, in forms satisfactory to the Company, dated as of the Closing Date and effective as of the Closing, executed by (X) all officers of MCAF and (Y) all persons serving as directors of MCAF immediately prior to the Closing;

●	MCAF shall have delivered to the Company a certificate, signed by an officer of MCAF, certifying that true, complete and correct copies of the Organizational Documents of MCAF, as in effect on the Closing Date, are attached to such certificate;

●	MCAF shall have delivered to the Company and Pubco certificates of good standing with respect to MCAF from the State of Delaware;

●	MCAF and the MCAF Stockholders shall have entered into a registration rights agreement in substantially the form attached hereto as Exhibit F;

●	Pubco shall have received the resignation letters of each of the directors and each of the officers of MCAF;

●	Each of the SPAC Proposals described in Section 7.4(f) of the Merger Agreement has been approved by the applicable SPAC Required Vote in accordance with the provisions of MCAF’s Organizational Documents and the DGCL; and

●	After giving effect to all redemptions of SPAC Public Shares, MCAF shall have net tangible assets of at least $5,000,001 immediately prior to the Merger.

●	If the Closing occurs, all Closing conditions set forth in Section 8.1 and Section 8.3 of the Merger Agreement that have not been fully satisfied as of the Closing will be deemed to have been waived by Company, Pubco and the Company Merger Sub.

Frustration of Conditions.

None of Pubco, MCAF, the Company or Company Merger Sub may rely on the failure of any condition set forth in this Article VIII of the Merger Agreement to be satisfied if such failure was caused by such party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions of the other party to be satisfied.

Termination

The Merger Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time:

●	by the mutual written consent of the Company and MCAF duly authorized by each of their respective boards of directors;

●

by MCAF, if any of the representations or warranties of Pubco or the Company set forth in Article III of the Merger Agreement will not be true and correct, or if Pubco, the Company or Company Merger Sub has failed to perform any covenant or agreement on the part of Pubco, the Company or Company Merger Sub set forth in the Merger Agreement (including an obligation to consummate the Closing), in each case such that the conditions to Closing set forth in either Section 8.2(a) or Section 8.2(b) of the Merger Agrement would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by MCAF) by the earlier of (i) the Outside Date or (ii) thirty (30) days after written notice thereof is delivered to the Company; provided, that the MCAF is not then in breach of the Merger Agreement so as to cause any condition to the Closing set forth in Section 8.2(a) or Section 8.2(b) of the Merger Agrement from being satisfied at or prior to the Outside Date;

●

by the Company, if any of the representations or warranties of MCAF set forth in Article IV of the Merger Agrement shall not be true and correct or if either MCAF has failed to perform any covenant or agreement on the part of MCAF set forth in the Merger Agreement (including an obligation to consummate the Closing), in each case such that the conditions to Closing set forth in either Section 8.3(a) or Section 8.3(b) of the Merger Agrement would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by the Company) by the earlier of (i) the Outside Date or (ii) thirty (30) days after written notice thereof is delivered to MCAF; provided that the Company or Merger Sub is not then in breach of the Merger Agreement so as to cause any condition to the Closing set forth in either Section 8.3(a) or Section 8.3(b) of the Merger Agrement to not be satisfied at or prior to the Outside Date;

by either the Company or MCAF:

●

on or after November 15, 2022), if the Merger shall not have been consummated prior to the Outside Date; provided that the Outside Date shall be extended to May 15, 2023, subject to approval of an amendment to the Organizational Documents of MCAF to extend the date by which the MCAF may complete a business combination, (x) if on five (5) Business Days prior to January 2, 2023, the Merger is not reasonably expected to be consummated on January 2, 2023, the Company shall deposit to a bank account designated by MCAF by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account, and (y) if on five (5) Business Days prior to April 2, 2023, the Merger is not reasonably expected to be consummated on April 2, 2023, the Company shall deposit to a bank account designated by MCAF by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account; provided, further, that the right to terminate the Merger Agreement under the Section 9.1(d)(i) of the Merger Agrement shall not be available to a Party if the failure of the Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement; or

●

if any Order having the effect set forth in  Section 8.1 of the Merger Agrement shall be in effect and shall have become final and non-appealable; provided, however, that the right to terminate the Merger Agreement under this  Section 9.1(d)(ii) of the Merger Agrement shall not be available to a Party if such Order was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement;

●

by the Company, if any of the MCAF Proposals shall fail to receive the applicable SPAC Required Vote for approval at the SPAC Stockholder Meeting (unless such SPAC Stockholder Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof);

●	by MCAF, if the Requisite Stockholder Approval shall not have been obtained within ten (10) Business Days of the delivery to the Company Stockholders of the prospectus that is part of the Form F-4;

●	by MCAF, in the event that the Year End Financial Statements have not been delivered by June 30, 2022; and

●	by MCAF, in the event that the PIPE Financing has not been entered into by November 15, 2022.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Additional Agreements Executed In Connection With the Merger Agreement

SPAC Support Agreement

Contemporaneously with the execution of the Merger Agreement, Mountain Crest Holdings IV LLC (the “Sponsor”) and the directors of the MCAF entered into a support agreement, dated April 30, 2022 (the “SPAC Support Agreement”), pursuant to which such holders agreed to, among other things, approve the Merger Agreement and the proposed business combination. Each such holder also agreed not to transfer any shares of MCAF common stock owned by it unless the transferee executes a joinder agreement that provides that the transferee will become a party to the SPAC Support Agreement. The holders have also agreed not to seek redemption rights.

The foregoing description of the SPAC Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a form of which is included as Exhibit A to the Merger Agreement and as 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of Company common stock entered into a support agreement, dated April 30, 2022 (the “Company Support Agreement”), pursuant to which such holders agreed to, among other things, approve the Merger Agreement and the proposed business combination. The Company Support Agreement also covers any shares of Pubco common stock or of any successor entity of which ownership of record or the power to vote, directly or indirectly, is subsequently acquired by the stockholder prior to the termination of the Company Support Agreement. Each stockholder that executed the Company Support Agreement also agreed not to transfer any shares subject to the Company Support Agreement (with a limited exception in connection with the Reorganization) prior to the termination of the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a form of which is included as Exhibit B to the Merger Agreement and as 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Stock Purchase Agreement

In connection with the execution of the Merger Agreement, the Sponsor, Qiantu Motor USA Inc. (the “Transferee”), and NextG Tech Limited (“CBC”), entered into a stock purchase agreement, dated April 30, 2022 (the “Stock Purchase Agreement”), pursuant to which the Transferee purchased 200,000 shares of MCAF common stock (the “MCAF Shares”) from the Sponsor for a purchase price of $3,000,000. Subject to the satisfaction of conditions set forth in the Stock Purchase Agreement, the Sponsor shall cause the MCAF Shares to be transferred on the books and records of the MCAF to the Transferee upon the Closing of the business combination.

Additional Agreements to be Executed at Closing

Company Lock-Up Agreement

Pursuant to the terms of the Merger Agreement, the Company has agreed that it will cause the Company Lock-Up Shareholders to enter into an agreement with Pubco to be effective as of the Closing, pursuant to which at least ninety-nine percent (99%) of the Company Merger Consideration shall be subject to a lock-up agreement in the form attached as Exhibit D to the Merger Agreement (the “Company Lock-Up Agreement”).

Pursuant to the Company Lock-Up Agreement, such holders have agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Pubco Ordinary Shares held by them, until the date that is six months after the date of the Closing (the “Lock-Up Period”). Certain transfers, subject to certain customary conditions as set forth in the Company Lock-up Agreements are allowed during the Lock-Up Period.

The foregoing description of the Company Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is included as Exhibit D to the Merger Agreement and as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, Pubco will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of MCAF and with respect to certain securities they own at the Closing. The Amended and Restated Registration Rights Agreement provides certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Pubco will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Amended and Restated Registration Rights Agreement, the form of which is filed as Exhibit F to the Merger Agreement and Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

None.

Item 7.01 Regulation FD Disclosure

On May 2, 2022 MCAF and the Company issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act , or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of MCAF and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from MCAF’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of MCAF’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by Pubco, in the final prospectus of Mountain Crest Acquistion Corp. IV for its initial public offering dated June 29, 2021; and in Mountain Crest Acquistion Corp. IV’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and MCAF, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Pubco and MCAF will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form F-4 and a proxy statement (the “Registration Statement”). The Registration Statement will include a proxy statement to be distributed to holders of MCAF’s common stock in connection with MCAF’s solicitation of proxies for the vote by MCAF shareholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to the Company’s stockholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, MCAF will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about MCAF, the Company and the proposed business combination. Additionally, MCAF will file other relevant materials with the SEC in connection with the business combination. Copies of these documents may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of MCAF are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to MCAF at 311 West 43rd Street, 12th Floor, New York, NY 10036. INVESTORS AND SECURITY HOLDERS OF MCAF ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT MCAF WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAF, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

MCAF the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Securityholders may obtain more detailed information regarding the names, affiliations, and interests of certain of MCAF’s executive officers and directors in the solicitation by reading MCAF’s Registration Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information about MCAF’s directors and executive officers and their ownership of MCAF common stock is set forth in MCAF’s prospectus related to its initial public offering dated June 29, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of MCAF’s participants in the proxy solicitation, which in some cases, may be different than those of their stockholders generally, will be set forth in the Registration Statement relating to the proposed business combination when it becomes available. These documents can be obtained free of charge at the SEC’s web site at www.sec.gov.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAF in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MCAF or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated April 30, 2022 by and between Mountain Crest Acquisition Corp. IV, CH-Auto Technology Corporation, Ltd. CH-Auto Technology Corporation, Ltd., and Wensheng Liu, in his capacity as the Company Shareholders’ Representative
10.1	SPAC Stockholder Support Agreement dated as of April 30, 2022, by and among Mountain Crest Acquisition Corp. IV, CH-AUTO INC., CH-AUTO TECHNOLOGY CORPORATION, LTD., and certain holders of Mountain Crest Acquisition Corp. IV’s common stock
10.2	Company Support Agreement dated as of April 30, 2022, by and among CH-AUTO INC., CH-AUTO TECHNOLOGY CORPORATION, LTD. and Mountain Crest Acquisition Corp. IV, and certain holders of the equity intersts of CH-AUTO TECHNOLOGY CORPORATION, LTD.
10.3	Form of Company Lock-Up Agreement
10.4	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release dated May 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022

MOUNTAIN CREST ACQUISITION CORP. IV

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer